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                                   EXHIBIT 23
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                           Consents of BDO Seidman LLP

Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed May 26, 2000, File no. 333-37944, of our report dated September 21, 2001, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2001.





                                            /s/ BDO Seidman, LLP
                                            BDO Seidman, LLP


Philadelphia, Pennsylvania
September 28, 2001

Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed September 29, 1998, File no. 333-64655, of our report dated September 21, 2001, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2001.





                                            /s/ BDO Seidman, LLP
                                            BDO Seidman, LLP


Philadelphia, Pennsylvania
September 28, 2001

Consent of Independent Certified Public Accountants



American Business Financial Services, Inc.
Bala Cynwyd, Pennsylvania

We hereby consent to the incorporation by reference in the Form S-8 Registration Statement filed May 26, 2000, File no. 333-82127, of our report dated September 21, 2001, relating to the consolidated financial statements and schedules of American Business Financial Services, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2001.




                                            /s/ BDO Seidman, LLP
                                            BDO Seidman, LLP


Philadelphia, Pennsylvania
September 28, 2001